                                                                      EXHIBIT 21



A table of the subsidiaries of Tele-Communications, Inc. as of December 31, 1998, is set forth below, indicating as to each the state or the jurisdiction of incorporation or organization and the names under which such subsidiaries do business [Trade Names.] Subsidiaries not included in the table are inactive or, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Tele-Communications, Inc.                                     DE
American Cybercast Corporation                                CA
General Communication, Inc.                                   AL
Interactive Network, Inc.                                     CA
InterMedia Capital Management III, L.P.                       CA
InterMedia Capital Management IV, L.P.                        CA
InterMedia Capital Management, L.P.                           CA
Intermedia Capital Partners IV,  L.P.  [ICP-IV]               CA
InterMedia CM - LP                                            CA
InterMedia Investors, L.P.                                    CA
Intermedia Partners [IP-I]                                    CA
Intermedia Partners III, L.P. [IP-III]                        CA
Kearns-Tribune Corporation                                    UT                 KEARNS
Kearns-Tribune Investment                                     UT
Magma Inc                                                     TX
MicroUnity Systems Engineering, Inc.                          CA
Newspaper Agency Corporation                                  UT
Nimitz Paper Company                                          DE
Ponderay Newsprint Mill
STT Video Partners, L.P.  [lp]                                DE
TCI Business Alliance and Technology Co., Inc.                CO
TCI Cable Investments, Inc.                                   DE
TCI CH, Inc.                                                  CO
TCI CM Holdings, Inc.                                         CO
TCI Communications, Inc.                                      DE                 TCI CABLEVISION OF DURANGO, INC.
TCI Educational Technologies, Inc.                            CO
TCI Faroudja, Inc. [inactive]                                 CO
TCI Game Technology Holdings, Inc.                            CO
TCI GameCo Ventures, Inc.                                     CO
TCI Gilbert Uplink, Inc.                                      CO
TCI ICM I, Inc.                                               DE
TCI ICM III, Inc.                                             DE

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
TCI ICM IV, Inc.                                              DE
TCI ICM VI, Inc.                                              DE
TCI Interactive Media Group, Inc.                             CO
TCI Magma Holdings, Inc.                                      CO
TCI MicroUnity Holdings, Inc.                                 CO
TCI Music Holdings, Inc.                                      CO
TCI Network Solutions, Inc.                                   CO
TCI Online Services, Inc.                                     CO
TCI Programming Holding Company III                           DE
TCI Source Services, Inc.                                     CO
TCI Starz, Inc.                                               CO
TCI Technology Management, LLC                                DE
TCI Telephony Services of California, Inc.                    CO
TCI Telephony Services of Colorado, Inc.                      CO
TCI Telephony Services of Connecticut, Inc.                   CO                 PEOPLE LINK BY TCI
TCI Telephony Services of Illinois, Inc.                      CO                 PEOPLE LINK BY TCI
TCI Telephony Services of Minnesota, Inc.                     CO
TCI Telephony Services of Oklahoma, Inc.                      CO
TCI Telephony Services of Texas, Inc.                         CO                 PEOPLE LINK BY TCI
TCI Telephony Services of Washington, Inc.                    CO
TCI Telephony Services of Wisconsin, Inc.                     CO                 TCI MEDIA SERVICES
TCI Wireline Holdings, Inc.                                   DE
TCI Wireline, Inc.                                            DE
TCI.NET of California, Inc.                                   CO
TCI.NET of Washington, Inc.                                   CO
TCI.NET, Inc.                                                 DE
TCID - WW, Inc.                                               CO
TCID Games, Inc.                                              CO
TCID Virtual I/O, Inc.                                        CO
TEMPO DBS, Inc.                                               CO
UCT Investments [Colorado], Inc.                              CO
Virtual I/O, Inc.                                             WA
West Coast Portability Services, LLC
Zing Systems, L.P.  [lp]                                      DE

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------

CABLE
-----
TCI Communications, Inc.                                      DE
 Parnassos, L.P.                                              DE
Adelphia Communications Corporation
Adlink Cable Advertising, LLC                                 DE                 ADLINK
Alabama T.V. Cable, Inc.                                      AL
American Cable TV Investors 5, Ltd. [lp]                      CO                 AMERICAN CABLE TV OF LOWER DELAWARE
                                                                                 AMERICAN CABLE TV OF ST. MARY'S COUNTY
American Microwave & Communications, Inc.                     MI
American Movie Classics Investment, Inc.                      CO
American TeleVenture of Minersville, Inc.                     CO
Ames Cablevision, Inc.                                        IA                 TCI OF CENTRAL IOWA
Antares Satellite Corporation                                 CO
Associated Group, Inc.                                        DE
Athena Cablevision Corporation of Knoxville                   TN
Athena Cablevision of Tennessee and Kentucky, Inc.            TN
Athena Realty, Inc.                                           NV
Atlantic American Cablevision, Inc.                           DE
Atlantic American Cablevision of Florida, Inc.                FL                 TCI CABLEVISION OF PASCO COUNTY
                                                                                 TCI MEDIA SERVICES
Atlantic American Holdings, Inc.                              FL
Atlantic Cablevision of Florida, Inc.                         FL
Baton Rouge Cablevision Associates, L.P. [lp]                 CO
Beatrice Cable TV Company                                     NE                 TCI CABLE OF BEATRICE
                                                                                 TCI OF KANSAS
Billings Tele-Communications, Inc.                            OR
Bob Magness, Inc.                                             WY
Brenmor Cable Partners, L.P.                                  CA                 BRENMOR CABLE PARTNERS, LIMITED PARTNERSHIP
Bresnan Communications Company Limited Partnership [lp]       MI
Bresnan Telephone of Michigan, L.L.C.                         DE
Brigand Pictures, Inc.                                        NY
Broadview Television Company                                  WA
Brookings Cablevision [gp]                                    CO
Brookside Antenna Company                                     OH

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Cable Accounting, Inc.                                        CO
Cable AdNet Partners [gp]                                     DE                 CABLE ADNET
                                                                                 HUDSON VALLEY CABLE GROUP
                                                                                 TCI MEDIA SERVICES
Cable Advertising Partners                                    CA                 ADLINK
Cable Network Television, Inc.                                NV
Cable Shopping Investment, Inc.                               CO
Cable Television Advertising Group, Inc.                      WY
Cable Television of Gary, Inc.                                IN
Cable TV of Marin, Inc.                                       CA
Cable TV Puget Sound, Inc.                                    WA                 TCI OF WASHINGTON
Cabletime, Inc.                                               CO
Cablevision Associates of Gary Joint Venture [jv]             IN
Cablevision IV, Ltd. [Corp]                                   IA
Cablevision VI, Inc.                                          IA                 TCI CABLEVISION OF THE ROCKIES, INC.
                                                                                 TCI OF THE HEARTLANDS
Cablevision VII, Inc.                                         IA                 TCI CABLEVISION OF THE ROCKIES, INC.
                                                                                 TCI OF THE HEARTLANDS
                                                                                 TCI OF EASTERN IOWA
                                                                                 TCI MEDIA SERVICES
Cablevision of Arcadia/Sierra Madre, Inc.                     DE
Cablevision of Arizona Partner, Inc.                          CO
Cablevision of Baton Rouge, Ltd. [lp]                         CO
Cablevision of Oklahoma Partner, Inc.                         CO
Cablevision of Texas Partner, Inc.                            CO
Cablevision of Utah, Inc.                                     CO
Cablevision Systems Corporation                               DE
Cablevision V, Inc.                                           IA
Capital Region Cable Advertising Interconnect, L.P. [lp]      DE                 CAPITAL REGION CABLE ADVERTISING NETWORK
CAT Partnership [gp]                                          DE
CATV Facility Co., Inc.                                       CO
CCC-NJFT, Inc.                                                CO
CCC Sub, Inc.                                                 CO
Channel 3 Everett, Inc.                                       WA
Channel 64 Acquisition, Inc.                                  DE
Cincinnati Cable Advertising Interconnect, L.P.               DE

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Cincinnati Cable Advertising Interconnect, L.P.               DE
Clear View Cable Systems, Inc.                                CA
Clinton Cablevision [gp]                                      IA
Clinton TV Cable Company, Inc.                                IA
Coconut Creek Cable T.V., Inc.                                FL                 TCI OF NORTH BROWARD
Colorado Cablevision Company [lp]                             CO                 TCI OF COLORADO
Colorado Terrace Tower II Corporation                         CO
Com-Cable TV, Inc.                                            DE
Command Cable of Eastern Illinois LP                          NJ                 TCI CABLEVISION OF SOUTHERN ILLINOIS
Communication Investment Corporation                          VA
Communications & Cable of Chicago, Inc.                       IL                 CHICAGO CABLE TV
Communications Services, Inc.                                 KS                 TCI CABLEVISION OF CENTRAL TEXAS
                                                                                 TCI CABLEVISION OF EAST OKLAHOMA
                                                                                 TCI CABLEVISION OF NORTH TEXAS
                                                                                 TCI CABLEVISION OF NORTHEAST TEXAS
                                                                                 TCI CABLEVISION OF OKLAHOMA [CSI], INC.
                                                                                 TCI CABLEVISION OF TEXAS [CSI], INC
                                                                                 TCI COMMUNICATIONS SERVICES, INC.
                                                                                 TCI MEDIA SERVICES
                                                                                 TCI OF ARKANSAS
                                                                                 TCI OF ARKANSAS [CSI], INC.
                                                                                 TCI OF KANSAS [CSI], INC.
                                                                                 TCI OF LOUISIANA
                                                                                 TCI OF LOUISIANA [CSI], INC.
                                                                                 TCI OF SOUTH DAKOTA
Community Cable Television  [gp]                              WY                 TCI CABLEVISION OF WEST OAKLAND COUNTY
Community Realty, Inc.                                        NV                 NEVADA COMMUNITY REALTY, INC.
Community Telecable of Bellevue, Inc.                         WA                 TCI OF WASHINGTON
Community Telecable of Seattle, Inc.                          WA
Community Television Systems, Inc.                            DE                 TCI CABLEVISION OF SOUTH CENTRAL CONNECTICUT
Connecticut Cable Advertising, L.P.                           DE
Consumer Entertainment Services, Inc.                         WY
Contra Costa Cable Co.                                        WA
Corsair Pictures, Inc.                                        DE                 BRIGAND PICTURES, INC.
Country Cable Co.                                             CO                 SCI CABLE PARTNERS
Country Cable III, Inc.                                       CO

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Crockett Cable System, Inc.                                   WA
CSI Partner II, Inc.                                          CO
CSI Partner, Inc.                                             CO
CVC Keep Well LLC                                             DE
Daniels Communication Partners Limited Partnership [lp]
Daniels Hauser-Holdings [gp]                                  CO
Davis County Cablevision, Inc.                                UT
DCP-85, Ltd. [lp]                                             CO
DigiVentures, LLC                                             DE
Direct Broadcast Satellite Services, Inc.                     DE
Discovery Programming Investment, Inc.                        CO
District Cablevision Limited Partnership [lp]                 DC                 TCI MEDIA SERVICES
District Cablevision, Inc.
Eastex Microwave, Inc.                                        TX
East Arkansas Cablevision, Inc.                               AR                 TCI LAKE AREA
                                                                                 TCI MEDIA SERVICES
                                                                                 TCI OF ARKANSAS
ECP Holdings, Inc.                                            OK
Elbert County Cable Partners, L. P. [lp]                      CO                 TCI OF COLORADO
Everett Cablevision, Inc.                                     WA                 TCI OF WASHINGTON
FAB Communications, Inc.                                      OK
Falcon Communications, L.P.                                   CA
Far-West Communications, Inc.                                 OR                 TCI OF OREGON
Four Flags Cable TV [jv]                                      MI
Four Flags Cablevision [jv]                                   MI
General Communications and Entertainment Company, Inc.        DE
Gill Bay Interconnect, Inc.                                   CA
Greater Birmingham Interconnect  [gp]                                            GBI
Guide Investments, Inc.                                       CO
H-C-G Cablevision, Inc.                                       CA
Harbor Communications Joint Venture [jv]                      WA
Harris County Cable TV, Inc.                                  VA
Hawkeye Communications of Clinton, Inc.                       IA
Heritage Cable Partners, Inc.                                 IA
Heritage Cablevision Associates, a Limited Partnership [lp]   IA                 TCI OF MICHIANA
                                                                                 TCI OF BEDFORD

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Heritage Cablevision of California, Inc.                      DE                 TCI CABLEVISION OF SAN JOSE
Heritage Cablevision of Colorado, Inc.                        CO                 TCI CABLEVISION OF SOUTHERN COLORADO, INC.
Heritage Cablevision of Dallas, Inc.                          IA
Heritage Cablevision of Delaware, Inc.                        DE                 BAY CABLEVISION
                                                                                 CABLE OAKLAND
                                                                                 TCI CABLEVISION OF CALIFORNIA
                                                                                 TCI CABLEVISION OF NEW CASTLE COUNTY
                                                                                 TCI MEDIA SERVICES
                                                                                 TCI OF COLORADO
                                                                                 TCI OF FORT COLLINS
Heritage Cablevision of Maine II, Inc.                        ME
Heritage Cablevision of Massachusetts, Inc.                   MA                 TCI CABLEVISION OF ANDOVER
Heritage Cablevision of South East Massachusetts, Inc.        MA
Heritage Cablevision of Tennessee, Inc.                       TN                 TCI OF COLORADO
Heritage Cablevision of Texas, Inc.                           IA                 TCI CABLEVISION OF SOUTH TEXAS
Heritage Cablevision, Inc.                                    IA
Heritage Cablevision, Inc.                                    TX                 TCI MEDIA SERVICES
                                                                                 TCI OF THE HEARTLANDS
                                                                                 TCI OF CENTRAL IOWA
                                                                                 TCI OF SOUTHERN IOWA
                                                                                 TCI OF NORTHERN IOWA
                                                                                 TCI OF EASTERN IOWA
Heritage Cablevue, Inc.                                       DE                 TCI CABLEVISION OF NEW ENGLAND
Heritage Communications Products Corp.                        IA
Heritage Communications, Inc.                                 IA
Heritage Indiana Cablevision II IN Holdings, LLC              CO
Heritage Indiana Insgt Holdings, LLC                          CO
Heritage Investments, Inc.                                    IA
Heritage ROC Holdings Corp.                                   IA
Heritage/Indiana Cablevision II, Inc.                         CO
Heritage/Indiana Cablevision, Inc.                            IA
Hillcrest Cablevision Company                                 OH
Home Sports Network, Inc.                                     CO
HSN, Inc.                                                     DE
ICP-VI, LP                                                    DE
Independence Cable TV Company [jv]                            MI                 TCI CABLEVISION OF OAKLAND COUNTY, INC.

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Interactive Network, Inc.                                     CA
InterMedia Cable Investors Corp.
InterMedia Capital Management II, L.P.                        CA
Intermedia Capital Partners IV,  L.P.  [ICP-IV]               CA
InterMedia Finance III, L.P.                                  CA
Intermedia Partners [IP-I]                                    CA
Intermedia Partners II,  L.P.                                 CA
Intermedia Partners III, L.P.  [IP-III]                       CA
Intermedia Partners IV,  L.P.                                 CA
InterMedia Partners of Carolina, L.P.                         CA
InterMedia Partners of Maryland, L.P.                         CA
InterMedia Partners of Tennessee                              CA
InterMedia Partners of West Tennessee, L.P.                   CA
InterMedia Partners Southeast                                 CA
International Telemeter Corporation                           NV
IP-VI, LP                                                     DE
IP Kentucky, LP                                               DE
IPG-VI, LP                                                    DE
IR-TCI Partners IV, L. P. [lp]                                CO
Kansas City Cable Partners [gp]                               CO                 AMERICAN CABLEVISION OF KANSAS CITY
Knox Cable T.V., Inc.                                         TN
KTMA-TV, Inc.                                                 TX
LaSalle Telecommunications, Inc.                              IL                 CHICAGO CABLE TV-IV
LCNI II, Inc.                                                 DE
LCNI, Inc.                                                    DE
Lenfest Communications, Inc.                                  DE
Liberty - CSI, Inc.                                           CO
Liberty Cable of Missouri, Inc.                               MO
Liberty Cable Partner, Inc.                                   WY
Liberty Cable, Inc.                                           WY
Liberty Capital Corp.                                         WY
Liberty Command II, Inc.                                      CO
Liberty Command, Inc.                                         CO
Liberty Evangola, Inc.                                        WY
Liberty Holdings, Inc.                                        WY
Liberty Lake II, Inc.                                         CO

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Liberty Lake, Inc.                                            WY
Liberty Michigan, Inc.                                        DE
Liberty MTC, Inc.                                             WY
Liberty of Greenwich, Inc.                                    CO
Liberty of Northern Indiana, Inc.                             DE
Liberty of Paterson, Inc.                                     NV
Liberty of South Dakota, Inc.                                 CO
Liberty Programming Corporation                               WY
LMC Cable AdNet II, Inc.                                      WY
LMC Cable AdNet, Inc.                                         PA                 CABLE ADNET
LMC Lenfest, Inc.                                             CO
LVO Cable Properties, Inc.                                    OK
LVOC Management, Inc.                                         OK
Margate Video Systems, Inc.                                   FL                 TCI MEDIA SERVICES
                                                                                 TCI OF NORTH BROWARD
Marin Cable Television, Inc.                                  CA
Media Ventures, L.P.                                          DE
Miami Tele-Communications, Inc.                               FL
Micro-Relay, Inc.                                             MD
Mile Hi Cable Partners, L.P. [lp]                             CO                 TCI OF COLORADO
Mississippi Cablevision, Inc.                                 MS                 TCI OF NORTH MISSISSIPPI
Mountain Cable Network, Inc.                                  NV                 MOUNTAIN CABLE ADVERTISING
                                                                                 TCI MEDIA SERVICES
Mountain States General Partner Co.                           CO
Mountain States Limited Partner Co.                           CO
Mountain States Video [gp]                                    CO
Mountain States Video Communications Co., Inc.                CO                 TCI OF COLORADO
Mountain States Video, Inc.                                   CO                 TCI OF COLORADO
                                                                                 TCI MEDIA SERVICES
MSV Subsidiary, Inc.                                          CO
Muskegon Cable TV Co. [gp]                                    MI                 TCI CABLEVISION OF GREATER MICHIGAN, INC.
Narragansett Cablevision Corporation                          RI
Newport News Cablevision Associates, L.P.  [lp]               CO
Northern Video, Inc.                                          MN                 TCI OF CENTRAL MINNESOTA
Northwest Illinois Cable Corporation                          DE
Northwest Illinois TV Cable Co.                               DE

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Northwest Illinois TV Cable Company [lp]                      IL
Ohio Cablevision Network, Inc.                                IA                 TCI CABLEVISION OF NORTHWESTERN OHIO
Orlando Cable Advertising Interconnect, L.P.                  DE
Ottumwa Cablevision, Inc.                                     IA                 TCI OF SOUTHERN IOWA
Pacific Microwave Joint Venture [jv]                          CA
Pacific Northwest Interconnect [gp]                           NY                 NORTHWEST CABLE ADVERTISING
                                                                                 TV MART
                                                                                 TCI MEDIA SERVICES
Parkland Cablevision, Inc.                                    FL                 TCI OF NORTH BROWARD
Peak Cablevision, LLC                                         CO
Pennsylvania Educational Communications Systems               PA                 PENNSYLVANIA CABLE NETWORK
Pittsburg Cable TV, Inc.                                      KS                 TCI OF PITTSBURG
Portland Cable Advertising, L.P.  [lp]                        DE
Preview Magazine Corporation                                  NY
Public Cable Company [gp]                                     ME
Robert Fulk, Ltd.                                             DE
Robin Cable Systems of Sierra Vista, L.P.                     CA                 TCI OF SOUTHERN ARIZONA
Robin Cable Systems, L.P.                                     CA                 PALMETTO CABLEVISION, L.P.
Robin Media Group, Inc.                                       NV
S/D Cable Partners Ltd. [lp]                                  CO                 TCI CABLEVISION OF PRINCETON, L.P.
                                                                                 TCI CABLEVISION OF ROCK FALLS, L.P.
Saguaro Cable Television Investors Limited Partnership [lp]   CO
San Leandro Cable Television, Inc.                            CA                 TCI CABLEVISION OF HAYWARD
Santa Fe Cablevison Co. [lp]                                  NM
Santa Fe Cablevision Company                                  NM                 TCI CABLEVISION OF SANTA FE
                                                                                 TCI MEDIA SERVICES
Satellite Services of Puerto Rico, Inc.                       DE
Satellite Services, Inc.                                      DE
SCC Programs, Inc.                                            IL
Semaphore Partners [gp]                                       CO
Shelter Resources Corp.
Silver Screen Partners, L.P.
Silver Spur Land and Cattle Co.                               WY                 SILVER SPUR RANCH
Sioux Falls Cable Television [gp]                             SD
Skyview TV, Inc.                                              MT
Sonic Partners [p/s]

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
South Chicago Cable, Inc.                                     IL                 TCI CHICAGO
                                                                                 CHICAGO CABLE TV-V
South Florida Cable Advertising [gp]                          FL
Southwest TeleCable, Inc.                                     TX
Southwest Washington Cable, Inc.                              WA
SSI 2, Inc.                                                   NV
St. Louis Tele-Communications, Inc.                           MO                 TCI CABLEVISION OF ST. LOUIS
StarNet/CEA II Partners
Sunshine Network, Inc.                                        FL
Tampa Bay Cable Advertising Interconnect, L.P.  [lp]          DE
TC Systems Partner, Inc.                                      CO
TCA Cable Partners II [gp]
TCC Spectrum, Inc.                                            DE
TCI-UC, INC.                                                  DE
TCI  Falcon Holdings, LLC                                     DE
TCI Adelphia Holdings, LLC                                    DE
TCI AIT, Inc.                                                 CO
TCI American Cable Holdings II, L.P. [lp]                     CO                 TCI OF NORTHEAST  ILLINOIS, L.P.
TCI American Cable Holdings III, L.P. [lp]                    CO
TCI American Cable Holdings IV, L.P. [lp]                     CO
TCI American Cable Holdings, L.P. [lp]                        CO                 TCI OF WASHINGTON
TCI Atlantic, Inc.                                            CO
TCI Baton Rouge Ventures, Inc.                                CO
TCI Bay Interconnect, Inc.                                    CA
TCI Cable Adnet, Inc.                                         CO
TCI Cable Investments, Inc.                                   DE
TCI Cable Management Corporation                              CO                 TCI MEDIA SERVICES
TCI Cable Merger Sub No. 1, Inc.                              DE
TCI Cable Merger Sub No. 2, Inc.                              DE
TCI Cable Merger Sub No. 3, Inc.                              DE
TCI Cable Partners of St. Louis, L.P.                         CO                 TCI OF ILLINOIS
                                                                                 TCI OF MISSOURI
TCI Cablevision Associates, Inc.                              DE
TCI Cablevision of Alabama, Inc.                              AL                 TCI MEDIA SERVICES
TCI Cablevision of Arizona, Inc.                              AZ                 TCI CUSTOMER SATISFACTION CENTER

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
TCI Cablevision of Baker/Zachary, Inc.                        DE                 TCI OF LOUISIANA
TCI Cablevision of California, Inc.                           CA                 TCI MEDIA SERVICES
TCI Cablevision of Canon City, Ltd. [lp]                      CO
TCI Cablevision of Colorado, Inc.                             CO                 TCI CUSTOMER SATISFACTION CENTER
                                                                                 TCI MEDIA SERVICES
                                                                                 TCI OF COLORADO
TCI Cablevision of Dallas, Inc.                               TX                 TCI MEDIA SERVICES
TCI Cablevision of Florida, Inc.                              FL                 TCI MEDIA SERVICES
                                                                                 TCI OF COLORADO
                                                                                 TCI SOUTHEAST - SOUTH REGION
TCI Cablevision of Georgia, Inc.                              GA                 TCI MEDIA SERVICES
                                                                                 TCI OF LOUISIANA
TCI Cablevision of Great Falls, Inc.                          DE
TCI Cablevision of Idaho, Inc.                                ID                 TCI CUSTOMER SATISFACTION CENTER
                                                                                 TCI MEDIA SERVICES
TCI Cablevision of Kentucky, Inc.                             KY
TCI Cablevision of Kiowa, Inc.                                CO
TCI Cablevision of Leesville, Inc.                            DE
TCI Cablevision of Maryland, Inc.                             MD                 TCI MEDIA SERVICES
TCI Cablevision of Massachusetts, Inc.                        MA
TCI Cablevision of Michigan, Inc.                             MI                 TCI NORTH CENTRAL REGION
TCI Cablevision of Minnesota, Inc.                            MN                 TCI OF MINNESOTA
TCI Cablevision of Missouri, Inc.                             MO                 TCI MEDIA SERVICES
TCI Cablevision of Montana, Inc.                              MT                 TCI MEDIA SERVICES
TCI Cablevision of Nebraska, Inc.                             NE                 TCI MEDIA SERVICES
TCI Cablevision of Nevada, Inc.                               NV                 TCI MEDIA SERVICES
TCI Cablevision of New Hampshire, Inc.                        NH
TCI Cablevision of New Mexico, Inc.                           NM                 TCI MEDIA SERVICES
TCI Cablevision of North Central Kentucky, Inc.               KY
TCI Cablevision of Ohio, Inc.                                 OH                 TCI MEDIA SERVICES
TCI Cablevision of Oklahoma, Inc.                             OK
TCI Cablevision of Oregon, Inc.                               OR                 TCI MEDIA SERVICES
                                                                                 TCI OF OREGON
TCI Cablevision of Pasco County [gp]                          FL                 TCI MEDIA SERVICES
TCI Cablevision of Pinellas County, Inc.                      FL
TCI Cablevision of Sierra Vista II, Inc.                      CO

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
TCI Cablevision of Sierra Vista, Inc.                         CO
TCI Cablevision of South Dakota, Inc.                         SD                 TCI MEDIA SERVICES
TCI Cablevision of Texas, Inc.                                TX                 TCI MEDIA SERVICES
TCI Cablevision of Twin Cities, Inc.                          WA                 TCI OF WASHINGTON
TCI Cablevision of Utah, Inc.                                 UT                 TCI MEDIA SERVICES
TCI Cablevision of Vermont, Inc.                              DE                 TCI OF WASHINGTON
TCI Cablevision of Washington, Inc.                           WA                 TCI MEDIA SERVICES
                                                                                 TCI OF WASHINGTON
                                                                                 TV MART
TCI Cablevision of Wisconsin, Inc.                            WI
TCI Cablevision of Wyoming, Inc.                              WY                 TCI MEDIA SERVICES
TCI Cablevision St. Bernard, Inc.                             LA
TCI California Holdings, LLC                                  CO
TCI Central, Inc.                                             DE
TCI Challenger, Inc.                                          CO
TCI Communications Financing I                                DE
TCI Communications Financing II                               DE
TCI Communications Financing III                              DE
TCI Communications Financing IV                               DE
TCI Communications Financing V                                DE
TCI Communications Financing VI                               DE
TCI Communications Merger Sub No. 1, Inc.                     DE
TCI Communications Merger Sub No. 2, Inc.                     DE
TCI Communications Merger Sub No. 3, Inc.                     DE
TCI CSC II, Inc.                                              NY                 TCI CABLE OF BROOKHAVEN
TCI CSC III, Inc.                                             CO
TCI CSC IV, Inc.                                              CO
TCI CSC IX, Inc.                                              CO
TCI CSC V, Inc.                                               CO
TCI CSC VI, Inc.                                              CO
TCI CSC VII, Inc.                                             CO
TCI CSC VIII, Inc.                                            CO
TCI CSC X, Inc.                                               CO
TCI CSC XI, Inc.                                              CO
TCI Development Corporation                                   CO

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
TCI Digital TV, Inc.                                          CO
TCI East, Inc.                                                DE
TCI Falcon Holdings, LLC                                      DE
TCI FCLP Alabama, LLC                                         DE
TCI FCLP California, LLC                                      DE
TCI FCLP Missouri, LLC                                        DE
TCI FCLP Northern California, LLC                             DE
TCI FCLP Northwest, LLC                                       DE
TCI FCLP Oregon, LLC                                          DE
TCI FCLP Redding, LLC                                         DE
TCI FCLP Washington, Inc.                                     WA                 TCI OF WASHINGTON
TCI FCLP Wenatchee, LLC                                       DE
TCI Fleet Services, Inc.                                      CO
TCI Great Lakes, Inc.                                         DE
TCI Hits At Home, Inc.                                        CO
TCI Hits, Inc.                                                CO
TCI Holdings II, Inc.                                         CO
TCI Holdings, Inc.                                            CO
TCI Il - Holdings II, Inc.                                    CO
TCI IL - Holdings, Inc.                                       CO
TCI Illinois Holdings, L.P.                                   AZ                 TCI MEDIA SERVICES
                                                                                 TUCSON CABLEVISION
TCI Investments, Inc.                                         CO
TCI IP, Inc.                                                  DE
TCI IP-1, Inc.                                                CO
TCI IP-VI, LLC                                                DE
TCI IT Holdings, Inc.                                         CO
TCI K-1, Inc.                                                 CO
TCI Liberty, Inc.                                             DE
TCI Materials Management, Inc.                                CO
TCI Microwave, Inc.                                           DE
TCI New York Holdings, Inc.                                   CO
TCI News, Inc.                                                CO
TCI News-Damn Right, Inc.                                     CO
TCI News-Presidential, Inc.                                   CO
TCI North Central,  Inc.                                      DE

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
TCI Northeast, Inc.                                           DE
TCI Northwest, Inc.                                           CO
TCI of Arkansas, Inc.                                         AR
TCI of Arlington, Inc.                                        TX
TCI of Beckley, Inc.                                          WV                 TCI MEDIA SERVICES
TCI of Bloomington/Normal, Inc.                               VA
TCI of Cleveland, Inc.                                        TN                 TCI MEDIA SERVICES
TCI of Columbus, Inc.                                         GA                 TCI MEDIA SERVICES
TCI of Connecticut, Inc.                                      CT
TCI of Council Bluffs, Inc.                                   IA
TCI of D.C., Inc.                                             DC
TCI of Dayton, Inc.                                           DE
TCI of Decatur, Inc.                                          AL                 TCI MEDIA SERVICES
TCI of Delaware, Inc.                                         DE
TCI of East San Fernando Valley, Ltd. [lp]                    CO
TCI of Greensburg [gp]                                        CO
TCI of Greenville, Inc.                                       SC                 TCI MEDIA SERVICES
TCI of Hawaii, Inc.                                           CO                 TCI
TCI of Houston, Inc.                                          CO                 TCI MEDIA SERVICES
TCI of Illinois, Inc.                                         IL                 TCI CABLEVISION OF DUBUQUE, INC.
                                                                                 TCI MEDIA SERVICES
TCI of Indiana Holdings, LLC                                  CO
TCI of Indiana, Inc.                                          IN                 TCI MEDIA SERVICES
                                                                                 TCI MIDWEST REGION
TCI of Indiana Insgt Holdings, LLC                            CO
TCI of Iowa, Inc.                                             IA                 TCI CABLEVISION OF DUBUQUE, INC.
                                                                                 TCI MEDIA SERVICES
                                                                                 TCI SOUTHEAST - NORTHWEST REGION
TCI of Kansas Partner, Inc.                                   CO
TCI of Kokomo, Inc.                                           CO
TCI of Lee County, Inc.                                       AL
TCI of Lexington, Inc.                                        KY                 TCI MEDIA SERVICES
TCI of Maine, Inc.                                            ME
TCI of Mississippi, Inc.                                      MS
TCI of New Jersey, Inc.                                       NV

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
TCI of New York, Inc.                                         NY                 TCI MEDIA SERVIES
                                                                                 TCI NORTHEAST REGION
                                                                                 TCI OF BUFFALO
TCI of North Broward, Inc.                                    FL
TCI of North Central Kentucky, Inc.                           KY
TCI of North Dakota, Inc.                                     ND
TCI of Northern California, Inc.                              CA
TCI of Northern New Jersey, Inc.                              WA                 TCI CABLEVISION OF CENTRAL COLORADO
                                                                                 TCI CABLEVISION OF NORTHEASTERN OREGON
                                                                                 TCI CABLEVISION OF THE TREASURE COAST
                                                                                 TCI MEDIA SERVICES
                                                                                 TCI OF NORTHERN NEW JERSEY
                                                                                 TCI OF OREGON
                                                                                 TCI OF WASHINGTON
TCI of Overland Park, Inc.                                    KS
TCI of Pennsylvania, Inc.                                     PA                 TCI EAST REGION
                                                                                 TCI MEDIA SERVICES
                                                                                 TCI OF CALIFORNIA
TCI of Piedmont, Inc.                                         SC
TCI of Plano, Inc.                                            TX
TCI of Princeton, Inc.                                        WV                 TCI MEDIA SERVICES
TCI of Racine, Inc.                                           WI                 TCI MEDIA SERVICES
TCI of Radcliff, Inc.                                         KY
TCI of Rhode Island, Inc.                                     RI
TCI of Richardson, Inc.                                       TX
TCI of Roanoke Rapids, Inc.                                   VA
TCI of Selma, Inc.                                            AL
TCI of South Carolina, Inc.                                   SC
TCI of Southern Maine, Inc.                                   ME
TCI of Southern Minnesota, Inc.                               DE                 TCI MEDIA SERVICES
                                                                                 TCI OF SOUTHERN MINNESOTA
TCI of Southern Washington [gp]                               WA                 TCI OF WASHINGTON
TCI of Spartanburg, Inc.                                      SC
TCI of Springfiled, Inc.                                      MO                 TCI MEDIA SERVICES
TCI of Tacoma, Inc.                                           DE                 TCI OF WASHINGTON
TCI of Tennessee, Inc.                                        TN

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
TCI of the Blufflands, Inc.                                   DE                 TCI CABLE OF LA CROSSE
                                                                                 TCI MEDIA SERVICES
                                                                                 TCI OF SOUTHERN MINNESOTA
TCI of Tualatin Valley, Inc.                                  OR                 TCI OF OREGON
TCI of Virginia, Inc.                                         VA                 TCI MEDIA SERVICES
TCI of Watertown, Inc.                                        IA
TCI of West Virginia, Inc.                                    WV                 TCI MEDIA SERVICES
TCI of Wytheville, Inc.                                       VA
TCI Ohio Holdings, Inc.                                       CO
TCI Oscar I, Inc.                                             CO
TCI Pacific Communications, Inc                               DE                 TCI MEDIA SERVICES
TCI Pacific Microwave, Inc.                                   CO                 PACIFIC MICROWAVE
TCI Pacific, Inc.                                             DE
TCI PCS Holdings, Inc.                                        DE
TCI Pennsylvania Holdings, Inc.                               CO
TCI Private Ventures, Inc.                                    CO
TCI Realty Investments Company                                DE
TCI Southeast Divisional Headquarters, Inc.                   AL
TCI Southeast, Inc.                                           DE
TCI Sports, Inc.                                              NV
TCI Sports [gp]                                               UT
TCI STS, Inc.                                                 CO
TCI STS-MTVI, Inc.                                            TX
TCI Telecom, Inc.                                             DE
TCI Texas Cable Holdings LLC                                  CO
TCI Texas Cable, Inc.                                         CO
TCI TKR Cable I, Inc.                                         DE
TCI TKR Cable II, Inc.                                        DE
TCI TKR of Alabama, Inc.                                      DE                 TCI MEDIA SERVICES
                                                                                 TCI OF ALABAMA
TCI TKR of Central Florida, Inc.                              FL                 TCI MEDIA SERVICES
                                                                                 TCI OF CENTRAL FLORIDA
TCI TKR of Dallas, Inc.                                       DE
TCI TKR of Florida, Inc.                                      DE
TCI TKR of Georgia, Inc.                                      DE                 TCI MEDIA SERVICES
                                                                                 TCI OF GEORGIA

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
TCI TKR of Hollywood, Inc.                                    DE                 TCI OF HOLLYWOOD
TCI TKR of Houston, Inc.                                      TX                 TCI CABLEVISION OF HOUSTON
TCI TKR of Jefferson County, Inc.                             KY                 TKR CABLE OF GREATER LOUISVILLE, INC.
TCI TKR of Metro Dade, Inc.                                   DE
TCI TKR of South Dade, Inc.                                   FL                 TCI OF SOUTH DADE
TCI TKR of South Florida, Inc.                                DE                 TCI MEDIA SERVICES
TCI TKR of Southeast Texas, Inc.                              DE
TCI TKR of the Gulf Plains, Inc.                              DE                 TCI OF THE GULF PLAINS
TCI TKR of The Metroplex, Inc.                                TX                 TCI CABLEVISION OF METROPLEX
TCI TKR of Wyoming, Inc.                                      WY
TCI TKR, INC.                                                 DE
TCI TVC, Inc.                                                 CA
TCI UA I, Inc.                                                CO
TCI UA, Inc.                                                  DE
TCI VCI, Inc.                                                 CA
TCI Ventures Five, Inc.                                       CO
TCI Ventures Four, Inc.                                       CO
TCI Ventures, Inc.                                            CO
TCI Washington Associates, L.P.                               DE
TCI West, Inc.                                                DE
TCI/CA Acquisition Sub Corp.                                  CO
TCI/CI Merger Sub Corp.                                       DE
TCID-Commercial Music, Inc.                                   CO
TCID-ICP III, Inc.                                            CO
TCID-IP IV, Inc.                                              CO
TCID-IP V, Inc.                                               CO
TCID Data Transport, Inc.                                     CO
TCID Networks, Inc.                                           DE
TCID of Carson, Inc.                                          CA
TCID of Chicago, Inc.                                         IL
TCID of Florida, Inc.                                         FL                 TCI CABLEVISION OF PASCO COUNTY
                                                                                 TCI MEDIA SERVICES
TCID of Michigan, Inc.                                        NV
TCID of South Chicago, Inc.                                   IL
TCID Partners II, Inc.                                        CO
TCID Partners, Inc.                                           CO

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
TCID X*PRESS, Inc.                                            CO
TCIP, Inc.                                                    CO
TCS Partner, Inc.                                             CO
Tele-Communications of Colorado, Inc.                         CO                 TCI COLORADO COMMUNITY CABLE TELEVISION, INC.
Tele-Communications of South Suburbia, Inc.                   IL
Tele-Vue Systems, Inc.                                        WA                 TCI OF WASHINGTON
                                                                                 TCI OF HOUSTON
Telecommunications Cable Systems, Inc.                        LA                 TCI MEDIA SERVICES
                                                                                 TCI OF LOUISIANA
                                                                                 TCI SOUTHEAST - SOUTHWEST REGION
Telenois, Inc.                                                IL
Televents Group Joint Venture [gp]                            CO                 TCI OF CENTRAL IOWA
                                                                                 TCI OF EASTERN IOWA
                                                                                 TCI OF THE HEARTLANDS
Televents Group, Inc.                                         NV
Televents of Colorado, Inc.                                   CO
Televents of East County, Inc.                                WY                 TCI CABLEVISION OF EAST COUNTY
Televents of Florida, Inc.                                    WY
Televents of Powder River, Inc.                               WY
Televents of San Joaquin, Inc.                                WY                 TCI CABLEVISION OF SAN JOAQUIN
Televents of Wyoming, Inc.                                    WY
Televents, Inc.                                               NV                 TCI CABLEVISION OF CONTRA COSTA COUNTY
Televester, Inc.                                              DE
Television Cable Service, Inc.                                TX
Television Signal Corporation                                 CA
TEMPO Cable, Inc.                                             OK                 TCI CABLEVISION OF CENTRAL OKLAHOMA, INC.
                                                                                 TCI CABLEVISION OF NOCONA
                                                                                 TCI CABLEVISION OF OKLAHOMA (TEMPO), INC.
                                                                                 TCI CABLEVISION OF TEXAS (TEMPO), INC.
                                                                                 TCI OF ARKANSAS (TEMPO), INC.
TEMPO Development Corporation                                 OK
Tempo Partner, Inc.                                           CO
TEMPO Television, Inc.                                        OK
Texas Cable Partners, L.P.                                    DE
The Cable Television Network of New Jersey, Inc.              NJ
The Chicago Cable Interconnect [gp]                           IL                 GCCI

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
The Detroit Cable Interconnect L.P.                           DE                 THE DETROIT CABLE INTERCONNECT LIMITED PARTNERSHIP
The Greater Philadelphia Cable Advertising Interconnect[gp]   PA                 PCA
                                                                                 PHILADELPHIA CABLE ADVERTISING
Time Warner Inc.                                              DE
TKR Cable Company of  Wildwood, Inc.                          DE
Trans-Muskingum, Incorporated                                 WV
Tribune-United Cable of Oakland County [jv]                   MI                 TCI CABLEVISION OF OAKLAND COUNTY, INC.
Tribune Company Cable of Michigan, Inc.                       DE                 TRIBUNE/UNITED CABLE OF OAKLAND COUNTY
Tulsa Cable Television, Inc.                                  OK                 TCI CABLEVISION OF TULSA
                                                                                 TCI MEDIA SERVICES
Tulsa Partner, Inc.                                           CO
UA-Columbia Alpine Tower, Inc.                                NJ
UA-Columbia Cablevision of Massachusetts, Inc.                MA                 TCI CABLEVISION OF NORTH ATTLEBORO/TAUNTON
UA-Columbia Cablevision of New Jersey, Inc.                   NJ
UA Think, Inc.                                                CO
UACC Midwest Insgt Holdings, LLC                              CO
UACC Midwest, Inc.                                            DE                 TCI OF SOUTH MISSISSIPPI
                                                                                 TCI CABLEVISION OF DECATUR
                                                                                 TCI CABLEVISION OF CENTRAL ILLINOIS
                                                                                 TCI OF CENTRAL INDIANA
                                                                                 TCI OF EVANSVILLE
                                                                                 TCI CABLEVISION OF WEST MICHIGAN
                                                                                 TCI CABLEVISION OF MERCED COUNTY
                                                                                 TCI CABLEVISION OF SANTA CRUZ COUNTY
                                                                                 TCI CABLEVISION OF TRACY
                                                                                 TCI CABLEVISION OF VACAVILLE
                                                                                 TCI CABLEVISION OF WALNUT CREEK
                                                                                 TCI CABLEVISION OF NORTHSHORE
UAII Merger Corp.                                             DE
UAII Sub No. 24, Inc.                                         DE
UATC Merger Corp.                                             NY
UCT Aircraft, Inc.                                            CO
UCT Video, Inc.                                               CO
UCTC LP Company                                               DE
UCTC of Baltimore, Inc.                                       DE
UCTC of Los Angeles County, Inc.                              DE                 TCI CABLEVISION OF LOS ANGELES COUNTY

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
United Advertising Network, Inc.                              CO
United Artists Broadcast Properties, Inc.                     DE
United Artists Cable Holdings, Inc.                           CO
United Artists Cablesystems Corporation                       DE
United Artists Entertainment Company                          DE
United Artists Holdings, Inc.                                 DE
United Artists Investments, Inc.                              CO
United Artists K-1 Investments, Inc.                          CO
United Artists Operator Services Corporation                  CO
United Artists Payphone Corporation                           CO
United Artists Preferred Investment, Inc.                     CO
United Artists Republic Investments, Inc.                     CO
United Artists Satellite, Inc.                                CO
United Artists TeleCommunications, Inc.                       DE
United Cable Ad-Link, Inc.                                    CO
United Cable Advertising, Inc.                                CO
United Cable Investment of Baltimore, Inc.                    MD
United Cable Productions, Inc.                                CO
United Cable Realty Co. of California, Inc.                   CO
United Cable Shopping Channel, Inc.                           CO
United Cable T.V. of Oakland County, Inc.                     MI                 TCI CABLEVISION OF OAKLAND COUNTY, INC.
United Cable Television Acquisition Corporation               CO                 TCI OF COLORADO
United Cable Television Corp. of Eastern Connecticut          CT                 TCI CABLEVISION OF CENTRAL CONNECTICUT
United Cable Television Corporation                           DE                 TCI CABLE OF THE MIDLANDS
                                                                                 TCI CABLEVISION OF HAYWARD
                                                                                 TCI CABLEVISION OF TREASURE VALLEY
                                                                                 TCI MEDIA SERVICES
United Cable Television Corporation of Michigan               MI                 TCI CABLEVISION OF WOODHAVEN, INC.
United Cable Television Corporation of Northern Illinois      IL                 TCI CABLEVISION OF NORTHERN ILLINOIS
United Cable Television Financing Corporation                 CO
United Cable Television Investments, Ltd.[corp]               CO
United Cable Television of Alameda, Inc.                      CA                 UCT OF ALAMEDA, INC.
                                                                                 TCI CABLEVISION OF ALAMEDA
United Cable Television of Baldwin Park, Inc.                 CO                 TCI CABLEVISION OF LOS ANGELES COUNTY
United Cable Television of Baltimore Limited Partnership [lp] CO                 TCI COMMUNICATIONS OF BALTIMORE
                                                                                 TCI MEDIA SERVICES

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
United Cable Television of Bossier City, Inc.                 DE                 TCI MEDIA SERVICES
                                                                                 TCI OF LOUISIANA
United Cable Television of California, Inc.                   CA                 TCI CABLEVISION OF CUPERTINO/LOS ALTOS
                                                                                 TCI CABLEVISION OF DAVIS
United Cable Television of Chaska, Inc.                       CO
United Cable Television of Colorado, Inc.                     CO                 TCI OF COLORADO
United Cable Television of Cupertino, Inc.                    CA                 TCI CABLEVISION OF CUPERTINO/LOS ALTOS
United Cable Television of Eastern Shore, Inc.                DE                 TCI CABLEVISION OF EASTERN SHORE
                                                                                 TCI MEDIA SERVICES
United Cable Television of Hillsborough, Inc.                 CO                 TCI CABLEVISION OF HAYWARD
United Cable Television of Illinois Valley, Inc.              IL                 TCI CABLEVISION OF ILLINOIS VALLEY
United Cable Television of Los Angeles, Inc.                  CA                 TCI CABLEVISION OF LOS ANGELES COUNTY
United Cable Television of Mid-Michigan, Inc.                 DE                 TCI CABLEVISION OF MID-MICHIGAN, INC.
United Cable Television of Northern Indiana, Inc.             DE                 TCI OF NORTHERN INDIANA
United Cable Television of Oakland County, Ltd. [lp]          CO
United Cable Television of Pico Rivera, Inc.                  CO
United Cable Television of Santa Cruz, Inc.                   CO                 TCI CABLEVISION OF SANTA CRUZ COUNTY
United Cable Television of Sarpy County, Inc.                 NE
United Cable Television of Scottsdale, Inc.                   AZ                 TCI CABLE OF SCOTTSDALE
United Cable Television of Southern Illinois, Inc.            DE                 TCI CABLEVISION OF SOUTHERN ILLINOIS
United Cable Television of Western Colorado, Inc.             CO                 TCI CABLEVISION OF WESTERN COLORADO, INC.
                                                                                 TCI MEDIA SERVICES
United Cable Television Real Estate Corporation               CO
United Cable Television Services Corporation                  OK                 TCI CABLEVISION OF CENTRAL CONNECTICUT
                                                                                 TCI MEDIA SERVICES
United Cable Television Services of Colorado, Inc.            CO
United Cable Video Investment, Inc.                           CO
United Carphone Corporation                                   CO
United CATV, Inc.                                             MD                 TCI CABLEVISION OF ANNAPOLIS
                                                                                 TCI CABLEVISION OF THE ROCKIES
                                                                                 TCI MEDIA SERVICES
United Community Antenna System, Inc.                         WA                 TCI OF WASHINGTON
United Corporate Communications Company                       CO
United Entertainment Corporation                              CO
United Hockey, Inc.                                           CO

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
United Microwave Corporation                                  DE
United of Oakland, Inc.                                       DE                 TCI CABLEVISION OF OAKLAND COUNTY, INC.
                                                                                 TRIBUNE/UNITED CABLE OF OAKLAND COUNTY
United Paging Corporation                                     CO
United Tribune Paging Corporation                             CO
United's Home Video Centers, Inc.                             CO
Universal Telecom, Inc.                                       MD
Upper Valley Telecable Company, Inc.                          ID                 TCI CABLEVISION OF IDAHO (UVTC), INC.
                                                                                 TCI MEDIA SERVICES
US Cable of Coastal - Texas, L.P.
US Cable of Lake County, Limited Partnership [lp]             NJ                 TCI OF NORTHEAST ILLINOIS, L.P.
UTI Purchase Company                                          CO
Vacationland Cablevision, Inc.                                WI                 TCI OF SOUTH CENTRAL WISCONSIN
Vista Television, Inc.                                        WA                 TCI OF WASHINGTON
Volusia Cable County Advertising Interconnect, L.P.           DE
W.A.V., Inc.                                                  CA
Waltham Tele-Communications [gp]                              MA                 TCI CABLEVISION OF WALTHAM
Waltham Tele-Communications, Inc.                             CO
Wasatch Community T.V., Incorporated                          UT
Wentronics Partner, Inc.                                      CO
Wentronics, Inc.                                              NM                 TCI CABLEVISION OF WESTERN COLORADO, INC.
                                                                                 TCI CABLEVISION OF CASPER
                                                                                 TCI CABLEVISION OF GALLUP
                                                                                 TCI CABLEVISION OF MOAB
                                                                                 TCI MEDIA SERVICES
Western Community TV, Inc.                                    MT
Western New York Cable Advertising L.P.  [lp]                 NY
Western Satellite 2, Inc.                                     CO
WestMarc Cable Group, Inc.                                    DE
WestMarc Cable Holding, Inc.                                  DE                 TCI MEDIA SERVICES
                                                                                 TCI OF CENTRAL MINNESOTA
                                                                                 TCI OF NORTHERN IOWA
                                                                                 TCI OF NORTHERN MINNESOTA
                                                                                 TCI OF THE VALLEY
WestMarc Communications of Minnesota, Inc.                    DE                 TCI OF CENTRAL MINNESOTA
                                                                                 TCI OF SOUTHERN MINNESOTA

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
WestMarc Communications, Inc.                                 NV
WestMarc Development II, Inc.                                 CO
WestMarc Development III, Inc.                                CO
WestMarc Development IV, Inc.                                 CO
WestMarc Development Joint Venture[gp]                        CO                 TCI CABLEVISION OF GREATER MICHIGAN, INC.
                                                                                 TCI CABLEVISION OF NORTHWESTERN CONNECTICUT
                                                                                 TCI CABLEVISION OF CAPE COD
                                                                                 TCI CABLEVISION OF NANTUCKET
                                                                                 TCI OF IDAHO
                                                                                 TCI MEDIA SERVICES
                                                                                 TCI TWIN STATE CABLE TV
                                                                                 TCI/TWIN VALLEY CABLE
                                                                                 TCI CABLE OF VERMONT
WestMarc Development, Inc.                                    CO                 TCI CABLEVISION OF GREATER MICHIGAN, INC.
                                                                                 TCI MEDIA SERVICES
WestMarc Realty, Inc.                                         CO

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------

INTERNATIONAL
-------------

Tele-Communications International, Inc. [d/b/a TINTA]         DE                 TINTA
                                                                                 TCI SQUARED, INC.
Action Stations [2000] Ltd.                                   UK
Action Stations [Lakeside] Ltd.                               UK
Admi, Inc.                                                    DE
Antena Comunitaria TV Cosquin S.A.                            ARG
Asia Business News Channel, Japan
Aster City Cable Sp. z o.o.                                   POL
Australis Media Limited                                       AUS
Avon Cable Investments Limited                                UK
Avon Cable Joint Venture                                      UK
Avon Cable Limited Partnership                                CO
BIP Management [Poland], L.L.C.
Birmingham Cable Corporation                                  UK
Birmingham Cable Ltd.                                         UK
Birmingham Live Limited                                       UK
Bravo Classic Movies Ltd.                                     UK
Bresnan [Polska] Sp. z o.o.
Bresnan Communications Poland LLC                             DE
Bresnan International Partners [Poland], L.P.                 DE
C3W [Management] Ltd.                                         UK
C3W Limited                                                   UK
Cable Alarms Ltd.                                             UK
Cable Camden Limited                                          UK
Cable Canada Television S.A.
Cable Communication Koganei/Kobubunji                         JPN
Cable Communications [Central Lancashire], Ltd.               UK
Cable Communications [Hyde & Wynn] Ltd                        UK
Cable Communications [Liverpool], Ltd.                        UK
Cable Communications [St. Helens & Knowsley], Ltd.            UK
Cable Communications [Wigan], Ltd.                            UK
Cable Communications Limited                                  UK
Cable Communications South East Shrewsbury Ltd                UK

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Cable Communications Southeast Staffordshire Ltd              UK
Cable Communications Telecomm, Ltd.                           UK
Cable Enfield Limited                                         UK
Cable Guide Limited                                           UK
Cable Hackney and Islington Limited                           UK
Cable Haringey Limited                                        UK
Cable Imagen Casilda S.A.                                     ARG
Cable Internet Ltd.                                           UK
Cable London Plc                                              UK
Cable North [Forth District] Ltd.                             UK
Cable Programme Partners-1 Limited Partnership                DE
Cable Programme Partners [1] Ltd.                             UK
Cable Soft Network                                            JPN
Cable Station Kita-Kyushu                                     JPN
Cable Telecom Ltd.                                            UK
Cable Television Nerima                                       JPN
Cablephone Ltd.                                               UK
Cablevision 21                                                JPN
Cablevision S.A.                                              ARG
Canal Jimmy SA                                                FRA
Capital City Cablevision Ltd.                                 SC
Caribbean Services Company, Inc.                              CO
Cathay Television and Communication Company                   CO
CATV Yokosuka                                                 JPN
Century 21 Cable Communications Ltd.                          UK
Cine Cinemas Cable SA                                         FRA
Cine Classics BV                                              NTH
Cine Classics CV                                              HOL
City Cablevision Fuchu                                        JPN
Construred, S.A.                                              ARG
Continental Shelf 16 Ltd.                                     UK
Cordillera Communicaciones Holding Limitada                   CHL
Cordillera Communicaciones Limitada                           CHL
Cork Communications Ltd.                                      IRE
Cotswolds Cable Limited Partnership                           CO
Crystal Palace Radio Limited                                  UK

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Crystalvision Productions Limited                             UK
Culross Investments Ltd.                                      IRE
Datanet S.A.
Discovery [UK] Ltd.                                           UK
Discovery Japan
Dominicana, Inc.                                              DE
DTH Techco Partners [gp]                                      DE
Dundee Cable and Satellite Ltd.                               UK
Edinburgh Cable Limited Partnership                           CO
Edinburgh Cablevision Ltd.                                    SC
Enequis S.A.
Enlaces S.A.
Estuaries Cable Limited Partnership                           CO
European Business Network Ltd.                                UK
European Business News Ltd.                                   UK
Fiber-Tel TCI2 S.A.                                           ARG
Fintelco S.A.
Fleximedia Ltd.                                               UK
Flextech-Flexinvest Ltd.                                      UK
Flextech [1992] plc.                                          UK                 FLEXTECH (1992)
Flextech [Kindernet Investment] Ltd                           UK
Flextech 1992 plc.                                            UK
Flextech Business News Ltd.                                   UK
Flextech Children's Channel Ltd.                              UK
Flextech Communications Ltd                                   UK
Flextech Distribution Ltd.                                    UK
Flextech Family Channel Ltd.                                  UK
Flextech Home Shopping Limited                                                   HSN DIRECT

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Flextech Media Holdings Ltd.                                  UK
Flextech plc                                                  UK
Flextech Rights Limited
Flextech Television Limited                                   UK
Flextech Video Games Limited                                  UK
Florida Home Shopping Limited                                                    HSN DIRECT
Fox Sports  International Distribution Ltd.                   CAY
Fox Sports Americas - U.S., L.P.                              DE
Fox Sports Australia [jv]                                     AUS
Fox Sports Australia Limited                                  CAY
Fox Sports International Distribution Ltd.                    CAY
Fox Sports International Equity,  LLC                         DE
Fox Sports Latin America Limited                              CAY
Fox Sports U.S. Distribution L.P.                             DE
Fox Sports World LLC                                          DE
Fox Sports World Middle East, LLC                             DE
Fox Sports World, LLC                                         DE
Fukuoka Cable Network                                         JPN
General Cable plc
Hieronymous Ltd.                                              SC
HIT Entertainment plc                                         UK
Holland Visions BV
Horizon Communications Ltd.                                   IRE
Horizon T.V. Distribution Ltd.                                IRE
HSN Direct International Limited                                                 HSN DIRECT
HSN Direct Joint Venture                                      FL                 HSN DIRECT
HTV
Independent Wireless Cable Ltd.                               IRE
Innova, S. de R.L.
Integra Cable S.A.
International Sports Programming Partners [gp]                DE
Invisions Holding BV
ISP Transponder L.P.                                          DE
J-COM Internet Co.                                            JPN
J-Sports Co., Ltd.                                            JPN
Jupiter                                                       JPN

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Jupiter Golf Network Co., Ltd.
Jupiter Gunma                                                 JPN
Jupiter Hokusetsu                                             JPN
Jupiter Ibaraki                                               JPN
Jupiter Internet Co.                                          JPN
Jupiter Kansai                                                JPN
Jupiter Katsushika                                            JPN
Jupiter Kawachi                                               JPN
Jupiter Programming Co., Ltd.                                 JPN
Jupiter Rinkuu                                                JPN
Jupiter Shimonoseki                                           JPN
Jupiter Telecommunications Co., Ltd.                          JPN
Jupiter Wakayama                                              JPN
Katowicka Telewizja Kablowa S.A.                              POL                KTK
Kenniv Securities                                             IRE
Kindernet CV
Kindernet NV
Kindernet SA
Kindernet UK Ltd
Kingdom Cablevision Ltd.                                      UK
Kisarazu Cable TV                                             JPN
L - TCI Associates [gp]
Liberty Sports Australia Pty. Ltd.                            AUS
Liberty Sports International, B.V.                            NTH
Liberty/TINTA Australia, Inc.                                 DE
Liberty/TINTA Distribution, Inc.                              DE
Liberty/TINTA LLC                                             DE
Liberty/TINTA Middle East LLC                                 DE
Liberty/TINTA Sport Equity LLC                                DE
Liberty/TINTA Transponder, L.L.C.                             DE
Liberty/TINTA U.S. Deportiva LLC                              DE
Liberty/TINTA World LLC                                       DE
Live TV Limited                                               UK
LNT International Sports Programming Partners Australia [gp]  DE
London Interconnect Ltd                                       UK
London South Cable Partnership                                CO

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
London South Joint Venture                                    UK
Maidstone Broadcasting                                        UK
Maidstone Studios Limited
Metropolis-Intercom S.A.                                      CHL
Microwave Distribution Systems Ltd.                           IRE
Middlesex Cable Limited                                       UK
Midlands Cable Communications, Ltd.                           UK
Multithematiques SA                                           FRA                MTT
MYHI, L.L.C.                                                  DE
Net Sat Servicos Ltda                                         BRZ
Network 21 Ltd.                                               UK
New Century TV Holdings Ltd.                                  UK
North London Channel Ltd.                                     UK
North West Cable Communications, Ltd.                         UK
Osaka Cable Television                                        JPN
Other subsidiaries
Perth Cable Television Ltd.                                   UK
Planete Cable SA                                              FRA
Playboy TV UK/Benelux Ltd.                                    UK
Pramer S.C.A.                                                 ARG
Premier Sports Australia Pty. Ltd.                            AUS
Premium Movie Partnership                                     AUS
Preview Investments BV
Princes Holdings Ltd.                                         IRE
Proainvest S.A.
Regionaina Telewizja Kablowa Autocom sp z o.o.                POL
SBC Cable Communications [Blackpool] Ltd.                     UK
SBC CableComms Unlimited Company [LLC]                        UK
SCA S.A.
Scotcable [Cumbernauld] Ltd.                                  UK
Scotcable [Dumbarton] Ltd.                                    UK
Scotcable [Motherwell] Ltd.                                   UK
Sell-a-Vision [jv]                                            UK
Sierras de Mazan S.A.
Sky Latin America Partners [gp]                               DE
Sky Multi-Country Partners [gp]                               DE

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Southwestern Bell International Holdings, Ltd.                UK
Southwestern Bell Telecom [Europe] Ltd.                       UK
Starstream Ltd.                                               UK
STV
Suginami Cable Television                                     JPN
Supporthaven plc                                              UK
T.V. Sports Ltd.                                              IRE
Takarazuka/Kawanishi                                          JPN
Take Four BV
Tayside Cable Systems Ltd.                                    UK
TCI-Australia, Inc.                                           CO
TCI Argentina, Inc.                                           CO
TCI Cable Holding Company I                                   DE
TCI Cable Programme Partners, Inc.                            CO
TCI Cablevision of Puerto Rico, Inc.                          DE
TCI Cathay TV, Inc.                                           CO
TCI Chile, Inc,                                               CO
TCI Communicaciones de Chile Limitada                         CHL
TCI DTH Mexico, Inc.
TCI Holdings [Chile], Inc.                                    DE
TCI International Brasil, LTDA.                               BRZ
TCI International DTH Service, Inc.
TCI International Investments Ltd.                            UK
TCI International Partners [Chile], L.P.                      DE
TCI International Partnership Holdings, Inc.                  CO
TCI Japan, Inc.                                               CO
TCI Movies Australia Pty. Limited                             AUS
TCI Multicountry DTH, Inc.                                    CO
TCI Poland, Inc.                                              CO
TCI South America, SRL                                        ARG
TCI Tele-Communications Ireland Limited
TCI Tokyo, Ltd.                                               JPN
TCI/US West Cable Communications Group                        CO
Teledifusora Olacarria S.A.
Telefonia Polska Zachod Sp. z o.o.                            POL
Telesat Cordoba S.A.

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Television Chigasaki
Television Mobiles CV
Television por Cable Jesus Maria S.A.
Televisora La Plata S.A.
TeleWest [Motherwell] Ltd.                                    UK
Telewest [Worchester] Ltd.                                    UK
TeleWest Communications [Internet] Ltd.                       UK
TeleWest Communications Cable Limited                         UK
TeleWest Communications Group Ltd.                            UK
TeleWest Communications Networks Ltd.                         UK
Telewest Communications plc                                   UK
TeleWest Holdings Ltd.                                        UK
TeleWest Parliamentary Holdings Limited                       UK
TeleWest Scotland Holdings Ltd.                               UK
TeleWest Share Trust Limited                                  UK
TeleWest Southport Ltd.                                       UK
TeleWest Trustees Ltd.                                        UK
Telford Telecommunications, Ltd.                              UK
Telso Communications Limited
The Business TV Corporation Limited                           UK
The Cable Corporation                                         UK
The Cable Equipment Store Ltd.                                UK
The Parliamentary Channel Limited                             UK
The Shop Channel
Theseus No. 1 Limited                                         UK
Theseus No. 2 Limited                                         UK
TINTA Cable Management, Inc.                                  CO
TINTA Latin Programming Ltd.                                  CAY
TINTA Sports Programming, Inc.                                DE
Torneos y Competencias S.A.                                   ARG
Tscuchiura Cable Television                                   JPN
Tvision Rosario S.A.
TVS Pension Fund Trustees Limited
TVS Television Limited                                                           TVS TELEVISION LIMITED
                                                                                 THE FAMILY CHANNEL STUDIOS LIMITED
TW Holdings, L.L.C.                                           CO

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Tyneside Cable Limited Partnership                            CO
UA-France, Inc.
UA-UII Management, Inc.                                       CO
UA-UII, Inc.                                                  CO
UA European Theatres, Inc.                                    CO
UII-Ireland Limited Liability Company                         UT
UII-Ireland, Ltd. [gp]                                        CO
UK Gold Television Ltd.                                       UK
UK Living Ltd.                                                UK
Ultravision Teledifusora Rio III S.A.
United Artists [Learning Channel] Ltd.                        UK
United Artists Cable Television International Holdings, Inc.  CO
United Artists Cable Television International Ltd.
United Artists Cable Television UK Holdings, Inc.
United Artists Communications [Avon] Limited                  UK
United Artists Communications [Cotswold] Venture              UK
United Artists Communications [Cotswolds] Ltd.                UK
United Artists Communications [London South] Limited          UK
United Artists Communications [London South] Ltd.             UK
United Artists Communications [Nominees] Limited              UK
United Artists Communications [North East] Limited            UK
United Artists Communications [North East] Partnership        UK
United Artists Communications [Scotland] Ltd.                 SC
United Artists Communications [Scotland] Venture              UK
United Artists Communications [South East] Ltd                UK
United Artists Communications [South East] Partnership        UK
United Artists Communications [South Thames Estuary] Ltd      UK
United Artists Communications [Tyneside] Ltd.                 UK
United Artists European Broadcasting Ltd.                     UK
United Artists European Holdings Limited                      UK
United Artists International, Inc.                            CO
United Artists Investments Ltd.                               UK
United Artists Programming-Europe, Inc.
United Artists Programming International, Inc.                CO
United Artists, B.V.                                          NTH
United Cable [London South] Limited Partnership               CO

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
United Cable and Microwave Ltd.                               IRE
Univent's S.A.                                                ARG
Urawa Cable TV Network
VCC S.A.
Venado Vision S.A.
Video Canal de Compras S.A.
Videopole                                                     FRA
Visionair Television BV
Westward Cables Ltd.                                          IRE
Westward Horizon Ltd.                                         IRE
Windsor Alarms Ltd.                                           UK
Windsor Television Limited                                    UK
Wire TV Limited                                               UK


PROGRAMMING
-----------

Liberty Media Corporation                                     DE
A-1 TV, Inc.                                                  CO
ACTV, Inc.                                                    DE
Affiliated Regional Communications, Ltd.                      CO
American Sports Classic, LLC
Americana Television Productions LLC                          CO
Animal Planet, L.P.                                           DE
ARC Holding, Ltd.                                             TX                 HOME SPORTS ENTERTAINMENT
                                                                                 PRIME SPORTS SOUTHWEST
Ascent Arena Company, LLC                                     CO
Asian Television Advertising,  LLC
Asian Television and Communications International LLC         CO
Bay TV Joint Venture                                          CA
BB Fit Holdings, LLC
BDTV II Inc.                                                  DE
BDTV III Inc.                                                 DE
BDTV Inc.                                                     DE
BET Film Productions [JV]                                     DE
BET Film Productions [jv]                                     DE

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
BET Holdings, Inc.                                            DE
BET Movies/STARZ!3, LLC                                       DE
Body by Jake Enterprises, LLC
Communication Capital Corp                                    DE                 COLORADO COMMUNICATION CAPITAL CORP.
Courtroom Television Network LLC                              NY
CTV Sports Net                                                CAN
Cutthroat Productions LP                                      CA
CVN, Inc.                                                     CA
Discovery Communications, Inc.                                MD
DMX, LLC                                                      DE
Dry Creek Productions LLC                                     CO
E! Entertainment Television, Inc.                             DE
Encore Asia Management Limited [dormant company]              HKG
Encore Asia, Inc.                                             CO
Encore Australia Management Pty. Limited                      AUS
Encore Australia Management, Inc.                             DE
Encore ICCP Investments LLC                                   CO
Encore ICCP, Inc.                                             CO                 EMC ENTERTAINMENT INTERNATIONAL, INC.
Encore International Newco, Inc.                              CO
Encore International, Inc.                                    CO
Encore Media Corporation                                      CO                 ENCORE
Encore Media Group LLC                                        CO
Encore QE Programming Corp.                                   CO
Fit TV Holdings, LLC
Fox Kids Worldwide, Inc.                                      DE
Fox Sports Ad Sales Holdings, LLC
Fox Sports Detroit LLC
Fox Sports National Holdings, LLC                             DE
Fox Sports Net Baseball LLC
Fox Sports Net, LLC                                           DE
Fox Sports RRP Holdings, LLC
Fox/Liberty Bay Area  LLC                                     DE
Fox/Liberty Chicago LLC                                       DE
Fox/Liberty Network Sales, Inc.                               DE
Fox/Liberty Networks, LLC                                     DE
Fox/Liberty SportsCom, LLC

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Foxwatch Productions, Inc.                                    DE                 FOXWATCH PRODUCTIONS, INC.
FX Networks, LLC                                              DE                 FX
Galactic/Tempo Superaudio
Home Shopping Network, Inc.                                   DE
Home Team Sports Limited Partnership                          DE
HSN, Inc.                                                     DE
ICCP, Inc.                                                    CO
International Cable Channels Partnership, Ltd. [lp]           CO
Intro Production Management Corporation                       CO
J-Sports Co., Ltd.                                            JAP
Kaleidoscope Interactive, LLC                                 TX
Kaleidoscope Network, Inc.                                    TX                 KALEIDOSCOPE TELEVISION
KBL Sports Network, Inc.                                      CO                 KBL ENTERTAINMENT NETWORK
LBTW I, Inc.                                                  CO
LBTW II, Inc.                                                 CO
LBTW III, Inc.                                                CO
Liberty ATCL, Inc.                                            CO
Liberty Bay, Inc.                                             CO
Liberty Broadcasting, Inc.                                    OR
Liberty Central Services, Inc.                                DE
Liberty CHC, Inc.                                             CO
Liberty Club, Inc.                                            CO
Liberty CNBC, Inc.                                            CO
Liberty Court II, Inc.                                        CO
Liberty Court, Inc.                                           WY
Liberty Creative Corporation                                  CO
Liberty Denver Arena LLC                                      DE
Liberty Distribution, Inc.                                    CO
Liberty DMX, Inc.                                             CO
Liberty fX, Inc.                                              DE
Liberty HSN LLC Holdings, Inc.                                DE
Liberty HSN, Inc.                                             CO
Liberty IATV Events, Inc.                                     DE
Liberty IFE, Inc.                                             CO
Liberty MLP, Inc.                                             CO
Liberty MovieCo, Inc.                                         CO

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Liberty Newco International, Inc.                             DE
Liberty NSPP, Inc.                                            DE
Liberty PL, Inc.                                              DE
Liberty Productions, Inc.                                     CO
Liberty Program Supply, Inc.                                  WY
Liberty Programming Development Corporation                   WY
Liberty QVC, Inc.                                             CO
Liberty Spanish Group, L.L.C.                                 CO
Liberty Spanish Holdings, Inc.                                CO
Liberty Sports Distribution, Inc.                             DE
Liberty Sports Holding, Inc.                                  DE
Liberty Sports ILH, Inc.                                      CO
Liberty Sports Member, Inc.                                   DE
Liberty Sports Sales, Inc.                                    CO
Liberty Sports, Inc.                                          CO
Liberty SportSouth, Inc.                                      GA
Liberty Starz, Inc.                                           CO
Liberty Telemundo Network, Inc.                               CO
Liberty Telemundo Stations, Inc.                              CO
Liberty TW, Inc.                                              CO
Liberty UK Radio, Inc.                                        CO
Liberty VC, Inc.                                              CO
Liberty VJN, Inc.                                             CO
Liberty Women's Sports League, Inc.                           CO
Liberty YCTV, Inc.                                            CO
Liberty/Fox Ad Sales, LLC                                     DE
Liberty/Fox ARC L.P.                                          DE
Liberty/Fox ARC L.P.                                          DE
Liberty/Fox Arizona LLC                                       DE
Liberty/Fox Canada LLC                                        DE
Liberty/Fox Chicago LLC                                       DE
Liberty/Fox Distribution L.P.                                 DE
Liberty/Fox KBL L.P.                                          DE
Liberty/Fox Network Programming, LLC                          DE
Liberty/Fox Northwest L.P.                                    DE
Liberty/Fox Southeast LLC                                     DE

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Liberty/Fox Sports Financing LLC                              DE
Liberty/Fox Sunshine LLC                                      DE
Liberty/Fox Upper Midwest L.P.                                DE
Liberty/Fox Utah LLC                                          DE
Liberty/Fox Utah LLC                                          DE
Liberty/Fox West LLC                                          DE
Liberty/TINTA LLC                                             DE
LMC Animal Planet, Inc.                                       CO
LMC Arizona Sports, Inc.                                      DE
LMC Bay Area Sports, Inc.                                     CO                 BASN
                                                                                 BAY AREA SPORTS NETWORK
                                                                                 PACIFIC SPORTS NETWORK
                                                                                 PSN
LMC BET, Inc.                                                 CO
LMC Canada, Inc.                                              CAN
LMC Capital LLC                                               DE
LMC Chicago Sports, Inc.                                      WY
LMC Classics, Inc.                                            NV
LMC Cutthroat Island, Inc.                                    CO
LMC Discovery, Inc.                                           CO
LMC E!, Inc.                                                  CO
LMC Encore, Inc.                                              CO
LMC Entertainment, Inc.                                       NV
LMC Finco, Inc.                                               DE
LMC IATV Events, LLC                                          DE
LMC Information Services, Inc.                                NV                 X*PRESS INFORMATION SERVICES
LMC International, Inc.                                       CO
LMC Music, Inc.                                               CO
LMC Netlink Corporation                                       CO
LMC Network Programming, Inc.                                 DE
LMC Newco U.S., Inc.                                          DE
LMC Northwest Cable Sports, Inc.                              CO                 NCS
                                                                                 NORTHWEST CABLE SPORTS
                                                                                 PSN
                                                                                 PRIME SPORTS NORTHWEST
LMC Prime Sports Northwest, Inc.                              CO

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
LMC Regional Sports, Inc.                                     CO
LMC Republic Pictures, Inc.                                   CO
LMC Request, Inc.                                             CO
LMC SatCom, Inc.                                              GA
LMC Sillerman, Inc.                                           CO
LMC Silver King, Inc.                                         CO
LMC Southeast Sports, Inc.                                    CO
LMC Sunshine, Inc.                                            CO
LMC Upper Midwest Sports, Inc.                                CO
LMC USA I, Inc.                                               DE
LMC USA II, Inc.                                              DE
LMC USA III, Inc.                                             DE
LMC USA IV, Inc.                                              DE
LMC USA V, Inc.                                               DE
LMC USA VI, Inc.                                              DE
LMC Utah Sports, Inc. I                                       CO
LMC West Sports, Inc.                                         DE
LQ I, Inc.                                                    CO
LQ II, Inc.                                                   CO
LSI Deportiva, Inc.                                           CO
LSI Facilities, Inc.                                          CO
LSI Nostalgic Sports, Inc.                                    CO
LSI Showcase, Inc.                                            CO
LTWX I, Inc.                                                  CO
LTWX II, Inc.                                                 CO
LTWX III, Inc.                                                CO
LTWX IV, Inc.                                                 CO
LTWX V, Inc.                                                  CO
MacNeil/Lehrer Productions [gp]                               NY
Madison Square Garden L.P.
MediaView LLC                                                 CO                 MEDIAVIEW LLC
Metro Channel L.L.C.
MGM Gold Networks [Asia] BV                                   NTH
MGM Gold Networks Asia, LLC                                   DE
Mid-Atlantic Sports Network L.L.C.
Mountain Mobile TV Limited Liability Company                  NV                 MOUNTAIN MOBILE TELEVIISON

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
National Advertising Partners
National PSNA Holdings I, LLC
National PSNA Holdings II, LLC
National Sports Partners                                      NY
Netlink USA [gp]                                              CO
New LMC ARC, Inc.                                             DE
New LMC Bay Area, Inc.                                        DE
New LMC Canada, Inc.                                          DE
New LMC Chicago, Inc.                                         DE
New LMC KBL, Inc.                                             DE
New LMC Northwest, Inc.                                       DE
New LMC Southeast, Inc.                                       DE
New LMC Sunshine, Inc.                                        DE
New LMC Upper Midwest Sports, Inc.                            DE
New LMC Utah Sports, Inc.                                     DE
Odyssey Holdings, L.L.C.                                      DE
Odyssey Productions, Ltd.                                     DE
Paradigm Music Entertainment Company                          DE
PPVN Holding Company                                          DE                 VIEWERS CHOICE
priceline.com Incorporated                                                       PRICELINE.COM INCORPORATED
Prime Network Limited Liability Company                       WY
Prime Philadelphia Sports Limited Liability Company           WY
Prime Sports Channel Network
Prime Sports Channel Networks Associates                                         PRIME NETWORK
                                                                                 NEWSPORT
Prime Sports Events, Inc.                                     CO                 LIBERTY PRIME SPORTS EVENTS, INC.
                                                                                 FAN FAIR
                                                                                 PRIME SPORTS FAN FAIR
Prime Sports Merchandising, Inc.                              CO
Prime Sports Network-Upper Midwest [gp]                       MN
Prime Sports Network-Upper Midwest [jv]                       MN
Prime Sports Northwest Network [gp]                           DE
Prime Ticket Networks, L.P.                                   CA
Professional Sports Services, LLC                             DE
Project Discovery, Inc.                                       DE
Purple Demon, Inc.                                            DE                 BIG DEAL

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
QVC Investment, Inc.                                          CO
QVC, Inc.                                                     DE
Rainbow Garden Corp.
RecoveryNet Interactive LLC                                   DE
Reel Streets Productions LLC                                  NY
Regional Programming Partners [gp]                            NY
Reiss Media Enterprises, Inc.                                 DE
Request Holdings, Inc.                                        DE
Rocky Mountain Prime Sports Network [jv]                      CO
Rocky Mountain Sports and Lifestyle Channel, Inc.             DE
Royal Communications, Inc.                                    CO
RTV Associates, L.P. [lp]                                     DE
Sillerman Communications Management Corporation               NY
Sonic.Net, Inc.                                               NY
Southern Satellite Systems, Inc.                              GA
Sports Channel Bay Area Associates [gp]                       NY
Sports Channel Chicago Associates [gp]                        NY
Sports Channel Cincinnati Associates
Sports Channel Florida Associates
Sports Channel Garden Corp.
Sports Channel New England
Sports Channel Ohio Associates
Sports Channel Prism Associates                               NY
Sports Channel Ventures, Inc.
Sports Holding, Inc.                                          TX
SportsChannel Chicago Associates [gp]                         NY
SportsChannel Pacific Associates [gp]                         NY
SportsChannel Prism Associates [gp]                           NY                 SPORTSCHANNEL
SportSouth Holdings, LLC
SportSouth Network, Ltd.
Starz Movies LLC                                              CO
Sunshine Network [jv]                                         FL
Sunshine Network of Florida, Ltd.                             FL
Sunshine Network, Inc.                                        FL
Supersound [lp]                                               DE
Superstar/Netlink Group LLC                                   DE                 SUPERSTAR

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
TCI Digital Health Group, Inc.                                CO
TCI Music, Inc.                                               DE
TCI Online Health KI Holdings, Inc.                           CO
TCI Online Health RN Holdings, Inc.                           CO
TCI Prime Sports, Inc.                                        CO
TCI/Fox Funding Partnership [jv]                              NY
Telemundo Holdings, Inc.                                      DE
Telemundo Network Group LLC                                   DE
Telluride Cablevision, Inc.                                   DE
Tempo Sound, Inc.                                             OK
The Box Argentina, S.A.                                       ARG
The Box Holland, B.V.                                         NTH
The Box Italy, S.R.L.                                         ITL
The Box Worldwide, Inc.                                       FL
The Box Worldwide-Europe, B.V.                                NTH
The Box Worldwide-Latin America, Inc.                         BVI
The Box Worldwide-USA, Inc.                                   DE
Time Warner Inc.                                              DE
United Video Satellite Group, Inc.                            DE
Upper Midwest Cable Partners [gp]                             MN
USA Networks, Inc.                                            DE
Video Jukebox Network Europe, Ltd.                            UK
Vision Group Incorporated                                     CO
VJN LTPV Corp.                                                DE
VJN Management Services, Inc.                                 BVI
Westlink, Inc.                                                CO
X*PRESS Electronic Services, Ltd.                             CO
X*PRESS Information Services, Ltd.                            CO

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------

VENTURES GROUP
--------------
TCI Ventures Group, LLC                                       DE
Academic Systems Corporation                                  CA
Antec Corporation
At Home Corporation                                           DE
AT&T Corp.                                                    NY
CareerTrack, Inc.                                             CO
CSG Systems International, Inc.
Digital Direct, Inc.                                          CO                 TCI TELEPHONY, INC.
ETC Ingenius Holdings, Inc.                                   DE
ETC NSCI Holdings, Inc.                                       DE
ETC w/tci, Inc.                                               DE
General Instrument Corporation
Headend In The Sky, Inc.                                      CO
Ingenius [jv]                                                 CO
InterZine Productions, Inc.                                   DE                 INTERZINE PRODUCTIONS, INC.
INtessera Inc.                                                CO                 INTESSERA, INC.
                                                                                 INTESSERA TECHNOLOGIES GROUP
ISS Group, Inc.
iVillage, Inc.
Kitty Hawk Capital Limited Partnership, II                    NC
KPCB Java Fund [lp]
Materials Handling Services, Inc.                             CO                 WESTERN COMMUNICATIONS MATERIALS HANDLING, INC.
MCNS Holdings, L.P.                                           DE[NY]
National Digital Television Center, Inc.                      CO
National School Conference Institute, Inc.                    AZ
NDTC-YCTV, Inc.                                               CO
NDTC Technology, Inc.                                         CO
New Enterprise Associates IV, Limited Partnership             DE
RL Ingenius, Inc.                                             CO
SportsLine USA, Inc.                                          DE
Sprint PCS
TCI-TVGOS, Inc.                                               CO
TCI Academic Systems Holdings, Inc.                           CO
TCI CT Holdings, Inc.                                         DE

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
TCI CTrack Asset Corp.                                        CO
TCI ETC Holdings, Inc.                                        DE
TCI Interactive, Inc.                                         CO
TCI Internet Holdings, Inc.                                   CO
TCI Internet Services, Inc.                                   CO
TCI INZ Sports Holdings, Inc.                                 CO
TCI ITV Financial Services, Inc.                              CO
TCI Java, Inc.                                                CO
TCI Lightspan Holdings, Inc.                                  CO
TCI LL, Inc.                                                  CO
TCI MCNS Holdings, Inc.                                       CO
TCI National Digital Television Center - Hong Kong, Inc.      DE
TCI Netscape Holdings, Inc.                                   CO
TCI NJFT, Inc.                                                CO
TCI Online Sports Holdings, Inc.                              CO
TCI Online Village  Holdings, Inc.                            CO
TCI SMTRK of Texas, Inc.                                      CO
TCI SMTRK, LLC                                                DE
TCI Spectrum Investment, Inc.                                 CO
TCI Telephony Holdings, Inc.                                  DE
TCI Telephony Services, Inc.                                  DE
TCI Teleport Holdings, Inc.                                   CO
TCI Teleport, Inc.                                            CO
TCI TSX, Inc.                                                 CO
TCI UVSG, Inc.                                                CO
TCI Venture Investments, LLC                                  DE
TCI Ventures Group-Airplanes, Inc.                            CO
TCI Ventures Group-Financing, Inc.                            CO
TCI Ventures Management, Inc.                                 CO
TCI Wireless Holdings, Inc.                                   DE
TCIVG-GIC. Inc.                                               CO
TeleCable KCFN Holding Corp.                                  VA
The Lightspan Partnership, Inc.
United Video Satellite Group, Inc.                            DE
Venture First II L. P.                                        DE
Western Information Systems, Inc.                             CO                 WIS

                                                              STATE
                                                              OF INCORPORATION
SUBSIDIARY                                                    OR ORGANIZATION    TRADE NAMES
----------                                                    ---------------    -----------
Western Tele-Communications, Inc.                             CO
Western Tele-Communications, Inc./Retail Sales Group          CO                 PEOPLE LINK BY TCI
WTCI of Montana, Inc.                                         CO